                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                              LIBERTY HOMES, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                              LIBERTY HOMES, INC.
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           To Be Held April 27, 1995

To the Shareholders:

    The Annual Meeting of Shareholders of Liberty Homes, Inc. will be held at the Holiday Inn, U.S. Highway 33 East, Goshen, Indiana, on Thursday, April 27, 1995 at 9:00 AM., Eastern Standard Time, for the following purposes:

    (1) To elect five directors for the ensuing year.

    (2) To transact such other business as may properly come before the meeting.

    All shareholders of record at the close of business on March 22, 1995 are entitled to notice of the Annual Meeting. ONLY SHAREHOLDERS OF CLASS B COMMON STOCK ARE ENTITLED TO VOTE AT THE ANNUAL MEETING IN PERSON OR BY DULY AUTHORIZED PROXY.

    Accompanying this notice is a copy of the Company's annual report for the year 1994.

                                                  By Order of the Board of
                                                  Directors
                                                  Edward Joseph Hussey
                                                  SECRETARY

Goshen, Indiana
April 5, 1995

                                    IMPORTANT
LIBERTY HOMES, INC. invites each of its shareholders to attend the Annual Meeting. If you are a shareholder of Class B Common Stock and are unable to be present at the meeting, it is important that you, whether you are the owner of one or more shares of Class B Common Stock, sign and return the enclosed proxy. An envelope on which postage will be paid by the Company is enclosed for that purpose. Returning your executed proxy will make certain that you are represented at the Annual Meeting. Your cooperation will be appreciated.

                              LIBERTY HOMES, INC.
                       P.O. BOX 35, GOSHEN, INDIANA 46527

                              -------------------

                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 27, 1995

                                 --------------

                            SOLICITATION OF PROXIES

    This proxy statement is furnished to the shareholders of Liberty Homes, Inc., an Indiana corporation (the "Company"), in connection with a solicitation of proxies by the Board of Directors of the Company for the Annual Meeting of Shareholders to be held on April 27, 1995 at 9:00 AM (Eastern Standard Time), or any adjournment thereof (the "Annual Meeting"). Proxies so given may be revoked at any time prior to the voting thereof by giving written notice to the Secretary of the Company or at the meeting by voting by ballot and thereby canceling any proxies previously returned. Proxies will be solicited by mail and proxy soliciting material will be furnished to brokerage houses, custodians, nominees and fiduciaries upon request for forwarding to the beneficial owners of the Company's Class B Common Stock, $1.00 par value (the "Class B Common Stock"), held of record by such persons. The cost of solicitation will be borne by the Company. This proxy statement and enclosed proxy card are being sent to shareholders on or about April 5, 1995.

                      SHARES OUTSTANDING AND VOTING RIGHTS

    The Company has authorized and outstanding two classes of common stock: the Class A Common Stock, $1.00 par value (the "Class A Common Stock") and the Class B Common Stock. All shares of Class A Common Stock are non-voting securities. ONLY HOLDERS OF CLASS B COMMON STOCK ARE ENTITLED TO VOTE. The Board of Directors has fixed the close of business on March 22, 1995 as the record date for the determination of shareholders entitled to notice of and/or to vote at the Annual Meeting. On that date, the Company had outstanding 2,715,006 shares of Class A Common Stock and 1,795,494 shares of Class B Common Stock. Each share of Class B Common Stock entitles its holder to one vote, executed in person or by properly executed proxy on each matter to be considered at the Annual Meeting. THE HOLDERS OF CLASS A COMMON STOCK ARE ONLY ENTITLED TO NOTICE OF THE ANNUAL MEETING AND CANNOT VOTE ON ANY OF THE MATTERS DESCRIBED HEREIN.

    The following table sets forth the beneficial ownership of the only persons known by the Company to own beneficially more than 5% of any class of the Company's outstanding stock:

                                                                                NUMBER OF
                                                                                 SHARES       PERCENT
                                                NAME AND ADDRESS OF           BENEFICIALLY      OF
           TITLE OF CLASS                        BENEFICIAL OWNER                 OWNED        CLASS
- -------------------------------------  -------------------------------------  -------------  ---------
Class A Common Stock                   Edward J. Hussey(1)                       1,253,219      46.2%
                                       P.O. Box 35
                                       Goshen, IN 46527

Class A Common Stock                   Quest Advisory Corp. and                    395,450      14.6%
                                       Quest Advisory Co.(2)
                                       1414 Avenue of the Americas
                                       New York, NY 10019

Class B Common Stock                   Hussey Investments L.P.                     880,881      49.1%
                                       an Indiana limited
                                       partnership(3)
                                       Edward Joseph Hussey(4)
                                       Michael F. Hussey(4)
                                       John P. Hussey(4)
                                       Nancy A. Parrish(4)
                                       P.O. Box 35
                                       Goshen, IN 46527

- ---------
(1) Mr. Hussey has sole investment power over all of his shares of Class A Common Stock. Mr. Hussey's beneficial ownership is as of March 22, 1995.

(2) According to their Schedule 13G filing, Quest Advisory Corp. and Quest Advisory Co., investment advisers registered under the Investment Advisers Act of 1940, beneficially owned as of February 21, 1995, 384,950 shares (14.2%) and 10,500 shares (.4%) respectively, of the Company's Class A Common Stock, and have sole investment power with respect to such shares.

(3) Edward J. Hussey is a limited partner in Hussey Investments L.P. and accordingly has a pecuniary interest in the shares of Class B Common Stock owned by Hussey Investments L.P. but Edward J. Hussey has no voting or investment power over such shares and accordingly disclaims beneficial ownership of such shares.

(4) Edward Joseph Hussey, Michael F. Hussey, John P. Hussey and Nancy A. Parrish are the general partners of Hussey Investments L.P. and accordingly share voting and investment control over the shares of Class B Common Stock owned by that limited partnership.

                          FILINGS UNDER SECTION 16(A)

    Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's Directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership of such securities with the Securities and Exchange Commission. Directors, executive officers and greater than 10% beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they filed.

    Based solely upon a review of the copies of these forms furnished to the Company and representations from certain reporting persons that no Form 5's were required, the Company believes that during 1994 all Directors, executive officers and greater than 10% beneficial owners complied with all applicable filing requirements.

                             ELECTION OF DIRECTORS

    Under the By-Laws of the Company, five directors are to be elected at the Annual Meeting to hold office for the ensuing year or until their successors are elected and qualified. It is the present intention of the persons named in the accompanying proxy to vote such proxy for the election of the persons named in the following table. If, on account of death or unforeseen contingencies, any of the nominees designated in the table shall not be available for election, the persons named in the accompanying proxy reserve the right to vote such proxy for such other person or persons as such proxies shall determine.

    The persons named in the following table have been nominated by the Board of Directors for election at the Annual Meeting. All, except Mr. Day, are presently directors of the Company. Except as otherwise indicated below, the business address of each of the directors of the Company is PO. Box 35, Goshen, Indiana 46527. The following table sets forth certain other information with respect to each nominee.

                                                 CLASS A COMMON STOCK          CLASS B COMMON STOCK
                                                  BENEFICIALLY OWNED            BENEFICIALLY OWNED
NAME                                             AS OF MARCH 22, 1995          AS OF MARCH 22, 1995
- -------------------------------------------    (PERCENT OF CLASS)(1)(2)       (PERCENT OF CLASS)(2)
                                             ----------------------------  ----------------------------
EDWARD  J.   HUSSEY,  age   77,  has   been
  President  and a Director  of the Company
  (or its predecessors) since 1960, and  is
  the  father of  Edward Joseph  Hussey and
  Michael F. Hussey(3).....................      1,253,219        (46.2%)        -0-              (-0-)

EDWARD JOSEPH HUSSEY, age 47, has been Vice
  President--Secretary of the Company since
  1985 and  has  been  a  Director  of  the
  Company  and  Assistant  Treasurer  since
  1981. Since 1975  he has been  associated
  with the law firm of Hodges & Davis P.C.,
  Merrillville, Indiana, where he currently
  is  a shareholder. He is  a son of Edward
  J. Hussey(4)(5)..........................         23,400          (.9%)         945,653       (52.7%)

                                                 CLASS A COMMON STOCK          CLASS B COMMON STOCK
                                                  BENEFICIALLY OWNED            BENEFICIALLY OWNED
NAME                                             AS OF MARCH 22, 1995          AS OF MARCH 22, 1995
- -------------------------------------------    (PERCENT OF CLASS)(1)(2)       (PERCENT OF CLASS)(2)
                                             ----------------------------  ----------------------------
DAVID  M.   HUFFINE,  age   46,  has   been
  President   of   Skyview   Homes,   Inc.,
  Colorado  Springs,  Colorado  since  June
  1993.  Prior thereto, he  was Chairman of
  the  Board  of  Rampart   Investigations,
  Colorado  Springs,  Colorado  and  Senior
  Vice  President  of  Calumet   Securities
  Corporation,   an   independent  mortgage
  banking firm in Schererville, Indiana. He
  has been a Director of the Company  since
  1988.....................................        -0-              (-0-)        -0-              (-0-)
MICHAEL  F. HUSSEY,  age 38,  has been Vice
  President--Finance and Assistant
  Secretary  since   1984  and   has   been
  employed  by the  Company since  1980. He
  has been a Director of the Company  since
  1988.   He   is  a   son  of   Edward  J.
  Hussey(5)................................         22,835          (.8%)         945,088       (52.6%)
MITCHELL DAY, age 39, has been President of
  Day   Equipment   Corporation,    Goshen,
  Indiana since 1984. Prior thereto, he was
  a    Vice   President   with   the   same
  corporation..............................        -0-              (-0-)        -0-              (-0-)
All  Directors  and  Officers  as  a  group
  (eight persons)..........................      1,300,454        (47.9%)       1,009,860       (56.2%)

- ---------
(1)  All shares of Class A Common Stock are non-voting securities.
(2) Each individual director and officer has sole investment power with respect to the shares of Class A Common Stock and except as noted in footnote (5), has sole voting and investment power with respect to the shares of Class B Common Stock, owned by them and included in the table.
(3) Edward J. Hussey is a limited partner in Hussey Investments L.P. an Indiana limited partnership which owns shares of Class B Common Stock. Edward J. Hussey disclaims beneficial ownership of such shares.
(4) The Company uses the services of Edward Joseph Hussey's law firm in various matters related to its business. During 1994, the Company paid approximately $24,157 for such services.
(5) Includes 880,881 shares owned by Hussey Investments L.P, an Indiana limited partnership. Edward Joseph Hussey and Michael F. Hussey are general partners of Hussey Investments L.P, and as such, share voting and investment control over the shares of Class B Common Stock owned by that partnership.

    The Board of Directors of the Company held four meetings during 1994. Mr. E.
W. Bechtold and Mr. Huffine attended in person fewer than 75% of these meetings. However, the actions taken by the Board in their absence were reviewed with Mr. Bechtold and Mr. Huffine over the telephone during each meeting, and in all cases Mr. Bechtold and Mr. Huffine concurred in the actions taken.

    The Board of Directors has an Audit Committee consisting of Mr. Bechtold, Mr. Huffine and Michael F. Hussey. The Audit Committee met once during 1994.

    Mr. Bechtold, for personal reasons, is retiring from the Board of Directors effective with the annual meeting. Mr. Day has been nominated to replace Mr. Bechtold on the Audit Committee.

    The  Company  does not  have any  other committees  of the  Board (including
nominating  and  compensation  committees   or  committees  performing   similar
functions).

    The Company does not pay fees to members of the Board of Directors for serving in such capacity.

                             EXECUTIVE COMPENSATION

    Shown below is information concerning the annual compensation for services in all capacities to the Company for the fiscal years ended December 31, 1994, 1993 and 1992, of those persons who were, at December 31, 1994 (i) the chief executive officer and (ii) the other three most highly compensated executive officers of the Company (the named officers):

                           SUMMARY COMPENSATION TABLE

                                                             LONG-TERM  COMPENSATION
                                                              AWARDS      PAYOUTS
                                  ANNUAL COMPENSATION          STOCK     LONG-TERM
         NAME AND           -------------------------------   OPTIONS    INCENTIVE       ALL OTHER
   PRINCIPAL OCCUPATION     YEAR   SALARY   BONUS(1)  OTHER  (SHARES)     PAYOUTS     COMPENSATION(2)
- --------------------------  ----  --------  --------  -----  ---------  ------------  ---------------
Edward J. Hussey            1994  $180,000  $235,000  -0-     -0-        -0-             -0-
 Chairman and President     1993   120,000  123,000   -0-     -0-        -0-             -0-
                            1992   120,000   75,000   -0-     -0-        -0-             -0-
Edward Joseph Hussey        1994    72,800  134,398   -0-     -0-        -0-              5,800
 Vice President--Secretary  1993    62,400  131,200   -0-     -0-        -0-             -0-
                            1992    57,200   53,600   -0-     -0-        -0-             -0-
Michael F. Hussey           1994    72,800  134,398   -0-     -0-        -0-              5,800
 Vice President--Finance    1993    62,400  131,200   -0-     -0-        -0-             -0-
                            1992    52,000   51,400   -0-     -0-        -0-             -0-
Bruce A. McMillan           1994    61,100   54,880   -0-     -0-        -0-             -0-
 Vice President--Sales      1993    59,800   55,036   -0-     -0-        -0-             -0-
                            1992    57,200   33,600   -0-     -0-        -0-             -0-

- ---------
(1) Includes amounts awarded under the Company's key employee bonus plan (described below) for the respective fiscal years even if deferred, as well as discretionary bonuses.

(2) Amount represents the time value calculated on the annual life insurance premiums paid by the Company for the respective trusts in accordance with the split dollar insurance plan described below. The time value was calculated using the effective interest rate method over 9 years, at a discount rate of 7%. The premiums paid by the Company are to be repaid by the trusts upon the death of the insureds or the termination of the policies by the trusts.

EMPLOYMENT CONTRACTS

    The services of Edward Joseph Hussey and Michael F. Hussey as executive officers of the Company are provided under employment agreements dated September 14, 1993. Both employment agreements are on an "at-will" basis terminable at any time by the Company or the executive and provide for a base salary determined and reviewed by the Company at least annually, the same types of benefits accorded to other executives of the Company and for continuance of a split dollar insurance plan during the period of employment and thereafter on specified conditions. If termination of employment results from death, the deceased executive's legal representative will be entitled to receive the earned obligations under the employment agreements, including (i) full base salary through the end of the then current fiscal year, (ii) any incentive payments for the last fiscal year, and (iii) any previously deferred compensation (such earned obligations, including those described in items (i), (ii) and (iii) are referred to as "Accrued Obligations") and the split dollar insurance plan will continue for the benefit of the executive's legal representative or designated beneficiary. If termination of employment results from the executive's disability or retirement, the executive will receive the Accrued Obligations and the split dollar insurance plan shall be continued for the benefit of the executive or the executive's legal representative or designated beneficiary. If employment is terminated for any reason other than death, disability or retirement, the executive will have no further rights under the employment agreement nor to any benefits under the split dollar insurance plan.

SPLIT DOLLAR INSURANCE PLAN

    The Company is a party to split dollar insurance plans effective June 11, 1993, which provide additional compensation to Edward Joseph Hussey and to Michael F. Hussey in the form of cash compensation and in assisting certain trusts established by them to pay premiums on certain policies of life insurance owned by the trusts. Under the split dollar insurance plans the Company and the trusts each pay part of the premium for those insurance policies. Upon the death of the insureds, each trust has agreed to pay the Company an amount equal to all premium payments made by the Company. Upon termination of either of the split dollar insurance plans by the respective trust's surrender of the insurance policy, delivery of notice of termination to the Company or failure to make a required premium contribution, each trust has agreed to pay to the Company the cash surrender value of the insurance policy, but not more than an amount equal to all premium payments made by the Company relating to that policy.

COMPENSATION PRINCIPLES

    The foundation of the executive compensation program is based on beliefs and guiding principles designed to align compensation with business strategy, company values and management initiatives. The program:

    - Integrates compensation programs with both the company's annual and longer-term strategic planning and measurement processes.

    - Supports a performance-oriented environment that rewards performance not only with respect to company goals but also company performance as compared to that of industry performance levels.

    - Attracts and retains key executives critical to the long-term success of the company.

KEY EMPLOYEE BONUS PLAN

    The Company's key employee bonus plan covers all key employees, including all executive officers, of the Company. Participants are eligible to receive a bonus established as a percentage of their base salary, which percentage may depend upon the extent to which certain financial results are attained. Bonuses are determined quarterly, on a cumulative basis, for each calendar year. Each participant receives part of his bonus payment at the time the Company's earnings reports for the applicable quarter are released to the public. The balance of a participant's bonus is paid at the time the Company's annual earnings are released to the public, provided such participant is employed by the Company on that date. Amounts paid and accrued under the Key Employee Bonus Plan during 1994 are included in the compensation table above.

                   SHAREOWNER RETURN PERFORMANCE PRESENTATION

    Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareowner return on the Company's Class A and Class B Common Stock against the cumulative total return of the Dow Jones Equity Market Index and the Dow Jones Home Construction Index for the period of five fiscal years commencing December 31, 1989 and ending December 31, 1994.

             COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG
               LIBERTY HOMES, INC., DOW JONES EQUITY MARKET INDEX
                     AND DOW JONES HOME CONSTRUCTION INDEX
                         FISCAL YEAR ENDING DECEMBER 31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                     1989  1990  1991  1992  1993  1994
Class A Common Stock                  100    81    92   142   182   186
Class B Common Stock                  100    57    68   132   165   161
Dow Jones Equity Index                100    96   127   138   152   153
Dow Jones Home Construction Index     100    69   120   155   197   134

Assuming that the value of the investment in Liberty Homes, Inc. Class A and Class B Common stock and each index was $100 on December 31, 1989 and all dividends were reinvested.

                    RELATIONSHIP WITH INDEPENDENT CERTIFIED
                               PUBLIC ACCOUNTANTS

    The accounting firm of Crowe Chizek and Company served as the Company's independent public accountants for the fiscal year ended December 31, 1994. It is presently intended that Crowe Chizek and Company will serve as the Company's accountants for the fiscal year ending December 31, 1995. It is anticipated that a representative of Crowe Chizek and Company will be present at the Annual Meeting and will be given the opportunity to make a statement if desired and to respond to appropriate questions.

                             SHAREHOLDER PROPOSALS

    Any shareholder who intends to present a proposal for consideration at next year's Annual Meeting of Shareholders, and who desires to have the proposal considered for inclusion in the Company's proxy statement related to next year's Annual Meeting, must see that the proposal is received in the Company's offices in Goshen, Indiana no later than December 5, 1995. Submission of a proposal to the Company does not necessarily mean that it will be included in the Company's proxy statement.

                                 OTHER MATTERS

    The Board of Directors does not intend to present any item of business at the Annual Meeting other than as specifically set forth in the Notice of Meeting. However it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on any such additional matters that may properly come before the meeting. A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K TO THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR ENDED DECEMBER 31, 1994 WILL BE FURNISHED WITHOUT CHARGE TO SHAREHOLDERS OF RECORD AS OF MARCH 22, 1995 UPON WRITTEN REQUEST TO MR. EDWARD JOSEPH HUSSEY, LIBERTY HOMES, INC., PO. BOX 35, GOSHEN, INDIANA 46527.

                                                  By Order of the Board of
                                                  Directors
                                                  Edward Joseph Hussey
                                                  SECRETARY

             PROXY                          THIS   PROXY  IS   SOLICITED  ON   BEHALF  OF   THE  BOARD   OF  DIRECTORS
LIBERTY HOMES, INC.                         The undersigned hereby authorizes and appoints Edward J. Hussey and  Ralph
P.O. BOX 35                                 D.  Ray, and each of them, with  full power of substitution, as proxies of
GOSHEN, INDIANA 46527                       the undersigned, and hereby authorizes them  to represent and to vote,  as
- -------------------------------------       designated below, all the shares of Class B Common Stock of Liberty Homes,
                                            Inc.  held of record by  the undersigned on March  22, 1995, at the Annual
                                            Meeting of Shareholders to be held  on April 27, 1995, or any  adjournment thereof.  PLEASE  NOTE  THAT ONLY  HOLDERS  OF  CLASS B  COMMON  STOCK ARE
                                            ENTITLED TO VOTE ON THE MATTERS LISTED BELOW.

1.  Election of Directors            FOR all nominees listed below             WITHHOLD AUTHORITY
                                     (EXCEPT AS MARKED TO THE CONTRARY BELOW)  to vote for all nominees listed below
                                     / /                                       / /

                                 INSTRUCTIONS:

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, DRAW A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

  EDWARD J. HUSSEY, EDWARD JOSEPH HUSSEY, DAVID M. HUFFINE, MICHAEL F. HUSSEY,
                                  MITCHELL DAY

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.
                                     (over)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR DIRECTORS.

DATED                  , 1995             --------------------------------------
      -----------------                   SIGNATURE
                                          --------------------------------------
                                          SIGNATURE
                                          (Where stock  is registered  in  joint
                                          tenancy,   all  tenants  should  sign.
                                          Persons signing as Executors,
                                          Administrators, Trustees, or the like,
                                          should so indicate.)

       PLEASE DATE, SIGN, AND RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.